UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

American Vanguard Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13795	95-2588080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 260-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2026, American Vanguard Corporation (the “Company”) issued a press release announcing its financial results for the three- and twelve-month periods ended December 31, 2025. The full text of the press release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on March 16, 2026, the Company held its previously announced earnings call regarding its financial results for the three- and twelve-month periods ended December 31, 2025. A transcript of the earnings call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 16, 2026 of Registrant regarding financial results for the three and twelve-month periods ended December 31, 2025

99.2	Transcript of earnings call held March 16, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: March 18, 2026	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Information Officer, General Counsel & Secretary